May 2026 Investor Presentation INVESTOR RELATIONS

Safe Harbor DISCLAIMERS CONFIDENTIAL 2 Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “guidance,” “outlook,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by NPK International Inc. (“NPK”), particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to our ability to generate organic growth; economic and market conditions that may impact our customers’ future spending; customer concentration; the effective management of our fleet, including our ability to properly manufacture, safeguard, and maintain our fleet; international operations; manufacturing capacity expansion projects; operating hazards present in our and our customers’ industries and substantial liability claims; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; expanding our services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments and business acquisitions; market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity incidents or business system disruptions; complications with the design or implementation of our updated enterprise resource planning system; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. NPK's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.npki.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include Adjusted Income (Loss) from Continuing Operations, Adjusted Income (Loss) from Continuing Operations Per Common Share, earnings before interest, taxes, depreciation and amortization (“EBITDA”) from Continuing Operations, Adjusted EBITDA from Continuing Operations, Adjusted EBITDA Margin from Continuing Operations, Free Cash Flow, and Net Debt (Cash). We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

Business Overview CONFIDENTIAL 3

4 NPK: A Specialty Rental & Services Company Providing Worksite Access Solutions To Power & Infrastructure Markets ABOUT NPK We are a temporary worksite access solutions company that manufactures, sells, and rents recyclable composite matting products, along with a full suite of services, including planning, logistics, and site restoration. Financial Highlights 69% 31% Profitable Platform of Scale TTM Q1 2026 results from continuing operations Global Footprint 26 R&S Yards 3 Partners In 7 Territories The Woodlands, TX Corporate HQ ~510 Employees $287 Total Revenue ($MM) $78 Adjusted EBITDA* ($MM) 27.3% Adjusted EBITDA Margin* +26% YoY Adjusted EBITDA Growth* +23% YoY Revenue Growth $4 Net Debt* ($MM) as of March 31, 2026 Rental & ServicesProduct Sales $208 $217 $277 $287 2023 2024 2025 TTM Q1 2026 Revenue $49 $55 $76 $78 2023 2024 2025 TTM Q1 2026 Adj. EBITDA* Adj. EPS* * Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. Q1 2026 Revenue $0.17 $0.23 $0.42 $0.42 2023 2024 2025 TTM Q1 2026

The Original Composite Mat

DURA-BASE® ADVANCED-COMPOSITE MAT SYSTEM™

Our flagship product, DURA-BASE®, solution made from 100% recyclable high-density polyethylene, was introduced in 1998 as the market's first engineered thermoplastic worksite access matting.

Today, with the largest composite fleet in the U.S.*, DURA-BASE® continues to set the standard for safe, cost-effective, and environmentally friendly performance and remains the preferred heavy-duty working platform for temporary work sites and access roads.



Composite Matting Value Proposition

Design & Manufacturing	Engineered, compression molded, single-piece construction – proprietary formula and lightest weight heavy duty mat on the market*
Handling and Logistics	Ease of deployment; true, 8' x 14' x 4" two-sided mat design; transport up to 3x the capacity of traditional wood-based alternative*
Safety	Continuous work surface eliminates gapping and differential movement – aides in reducing equipment damage & improving safety
Environmental	Non-permeable, sealed design prevents contamination of the carry of invasive species – 100% recyclable
Durability	Long-term performance life with minimal maintenance expense; capable of lasting 15+ years npk

Flexible Model Accommodates Varying Customer Needs

We provide both rental and purchase options for our customers.

Reasons Customers RENT

69% of Revenues**

- ✓ Capital preservation/optionality
- ✓ Project-by-project mindset
- ✓ Shorter-term single project use
- ✓ Nationwide logistics efficiency
- ✓ Value safety, service quality, responsiveness

Reasons Customers BUY

31% of Revenues**

- ✓ Ownership mindset
- ✓ Economic incentives to own
- ✓ Long-term multi-project requirements
- ✓ Value brand promise, matting system compatibility and long-life assets
- ✓ Access to Lifecycle Management program

Why Customers Choose NPK

Safety | Service Quality | Responsiveness | Experience | Value

* Based on internal assessment of currently available competitive heavy-duty mats in U.S. market
** Based on First Quarter 2026 revenues

5

Vertically Integrated Model Supports Specialty End-Markets

npk

Products & Services

We combine industry-leading IP and deep manufacturing expertise with on-demand logistics support and installation.



Engineering & Design

- Introduced DURA-BASE® to the world over 25 years ago as the first 100% recyclable composite matting solution
- Committed R&D, Project Technical Support team with industry-leading experience
- Focus on reducing lifecycle waste and carbon emissions



Precision Manufacturing

- Manufacturing facility in Carencro, LA; strategically located near cost advantaged "Gulf Coast" suppliers
- Nearly 30 years of experience manufacturing DURA-BASE composite mats
- Increased production volume 15% in 2025, with additional increase anticipated in 2026; additional capacity investments now underway



Logistics Planning & Installation

- Pre-planning assessment and access mat plan design
- Temporary work sites and access roads
- Ancillary services include SWPPP management and ground restoration at completion of operations



Specialty Rental, Product Sale

- Largest heavy duty composite mat manufacturing capacity and rental service fleet in the U.S.
- ~ 220k composite mats in rental fleet (U.S. and U.K.)
- Supply small- and large-scale rental and sale requests
- Experienced composite matting industry sales and national service operations team

We Serve a Diverse Mix of Growing End-Markets



Power Transmission

American Electric Power, Southern Company, Duke Energy, Xcel Energy, FPL, PG&E, Oncor



Oil & Gas

Liberty, SWN, NexTier, Repsol, EQT, Halliburton



Pipeline

Williams, Energy Transfer, Atmos Energy, Kinder Morgan, Enterprise Products Partners L.P.



Infrastructure Construction

Vinci Construction, Balfour Beatty, Barnard



Rail & Other

Murphy, grupotec

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We Own & Operate the Largest U.S. Composite Matting Fleet

npk

Scale to Capitalize on Multi-year Investment Cycles Across Multiple End-markets

End-market	Revenue Concentration	Macro Outlook	Segment Demand Drivers
Power Transmission			
 Power Transmission			• Need for significant sustained investment driven by aging infrastructure, transmission congestion, grid hardening efforts, and renewable interconnect • Substantial electricity demand growth (U.S. manufacturing growth, datacenter requirements, AI) • Regulated nature of industry enhances stability of long-term infrastructure investments
Oil & Gas			
 Oil & Gas			• Resilient global demand, restrained supply for oil and gas • Geopolitical instability and focus on energy security • Multiple U.S. LNG export facilities coming online between 2026-2028 • Debottlenecking of U.S. natural gas supply chain facilitating exports to Europe and Asia
Other			
 Infrastructure Construction			• Buildout of domestic manufacturing capabilities (onshoring and national security emphasis) • U.S. construction growth >7% projected for 2026 / 2027 (~5% annual growth through 2029) and >8% growth projected in 2026 for Commercial & Institutional and Office & Data Center sectors
 Renewables, Rail & Other			• Major access markets in UK and EU, with enhanced ability to service these segments following Grassform acquisition • Renewables market projected to grow at >15% CAGR 2024 – 2028 • Rail continues to be significant market, with £92 B in funding approved for transport infrastructure in July 2025 (>£25 B allocated to High Speed 2 Railway project)
 Pipeline			• Significant repair and maintenance requirement for aging infrastructure • New infrastructure required to facilitate energy transition • Varied usage for composite matting on new construction

7

Significant Opportunity within Power Transmission Market Macroeconomic tailwinds driving significant investment in Transmission Grid Source: EEI Business Analytics Group (based on U.S. Investor-Owned Electric Utilities Investment proportions applied to 2016-2024 actual Capex and 2025-2028 projections), EIA Annual Energy Outlook 2026 (Power Demand 2016-2028) Total Estimated Transmission Capex and Power Demand $1.2T+ $221B >$44B+ + ~ Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade U.S. investor-owned utilities are expected to deploy Capex of $221B in 2026 (increasing to $242B by 2028) for energy security, sustainability, and affordability Expected U.S. utility transmission investment in 2026, with ~8.5% of spend on temporary access specialty rental & services Source: United States Department of Transportation (2023) Source: EEI Financial Analysis Department (2025) Source: EEI Business Analytics Group (2025) and NPK estimates Enhanced via Significant Government Stimulus in Coming Years % of CapExRationaleDriver ~30%Rapid energy demand growth in the U.S. is threatening an aging and fragile electric gridAging Grid Infrastructure ~30% Utilities to double existing transmission capacity to connect new generation sourcesNew Generation Tie In ~20% Much of the funding is dedicated to hardening lines to be more resilientHardening & Resilience ~15% Significant transmission capacity to support Data Center growthDatacenters/AI ~5%Additional demand could result from supply chain reshoring Reshoring/Manufacturing/ Other Source: EEI Electric Power Industry Outlook (2025) $19 $22 $22 $24 $25 $25 $27 $30 $33 $40 $44 $46 $49 3,000 3,200 3,400 3,600 3,800 4,000 4,200 4,400 $0 $10 $20 $30 $40 $50 $60 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 TW h Ca pe x ($ Bn ) Transmission Net on-grid demand

Material Conversion Opportunity

npk

Compelling Benefits vs Wood Products and Large Wood Market Share Provide Long-term Tailwind

	Composite	Wood
Weight (lbs)	~1,000	2,200 – 2,800
Designed to alleviate contaminant transport from job to job	Yes	No
Recyclable	Yes	No
Designed to minimize safety hazards	Yes	No - broken boards, loose nails, flat tires
Designed to eliminate shifting during use	Yes	No
Integrated connection system to spread load	Yes	No
Absorbs water/warps when wet	No	Yes



Wood
Composite

Composite makes up

~25%*

of the matting market, with **NPK** being the market leader

Typical Average Lifespan (years)

10-15 Composite | **2-3** Wood

Composite mats are engineered for longevity — delivering consistent, reliable performance that won't rot, splinter, or break.

SAFER

Interlocking design creates a continuous, stable work surface that eliminates gaps and movement, helping prevent slips, trips, and falls while enhancing productivity and safety in any condition.

SAFER by **DESIGN**

GREENER

Made from **100%** **Recyclable** high-density polyethylene

- Reduced soil disturbance
- Minimal impact on local ecosystems
- Reduced remediation (and associated cost)

LOWER - TOTAL COST OF OPERATION (TCO)



up to 46 Mats per Truckload



vs
46 composite mats
20-25 wood mats

20%* Average savings on return freight

Wood mats can absorb water and dirt on-site, **leading to higher costs**

9

* Based on internal assessment of currently available competitive heavy-duty mats in U.S. market

10 Our Specialty Rental Asset Generates ~35% IRR Recyclable Comp osit e Mat ting Provid es For Long Useful R aw Mat eria l Life & Superior IRR -$2,000 $0 $2,000 $4,000 $6,000 $8,000 $10,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 NPK Rental Mat Economic Case ~ 35% IRR Annual rental revenue ~50% of cost 12-year depreciable life; 2-3 year payback Minimal maintenance cost Recycled for ~50% of original cost Revenue generation remains consistent Material can be recycled multiple times Original mat manufactured Virgin &/or recycled materials engineered to meet design performance requirements Up to 15-year useful life* No deterioration in performance or rental pricing over lifetime Minimal maintenance cost required Mat returned for reprocessing >95% recapture of original input materials Expertly reformulated to achieve original design performance requirements Eliminates mat being sent to landfill Gen2 mat manufactured Original materials returned to a further 15-year useful life* Significant reduction in carbon emissions through reuse of original & or recycled materials Multiple cycles possible creating long useful life. * Based on average actual performance of NPK’s fleet when installed & utilized to manufacturers recommendations

Recent Performance CONFIDENTIAL 11

12 1Q26 Performance Summary, 2026 Outlook 1Q Reflects Disciplined Execution; Delivered 16% Revenue and 14% Adjusted EBITDA* Growth YoY First Quarter 2026 Performance Summary Business Outlook (As of April 30, 2026) Strong customer demand for rental and related services 1Q26 revenues from specialty rental and related services of $52 million reflect 20% year-over- year growth, driven by strong demand in support of power transmission projects and Grassform acquisition. Year-over-year rental revenue growth was 27% in 1Q26 and 37% for TTM 1Q26. Power transmission infrastructure accounted for 60% of TTM 1Q26 rental and service revenues. Capital allocation aligned to strategy 1Q26 investments include $15 million net investment into rental fleet expansion, $5 million of net debt repayments, and $3 million of share repurchases. Top-line growth and cost optimization driving margin expansion Adjusted EBITDA margin* of 29.9% in 1Q26 and 27.3% TTM 1Q26. TTM 1Q26 result reflects a year-over-year improvement of 60 basis points, reflecting benefits of operating leverage and higher mix of rental revenues, somewhat offset by elevated cross-rental cost required to meet large-scale project timelines. Utility companies driving strong growth in product sales Robust product sales demand continued into 1Q26 driven primarily by utility company capital spending. Year-over-year product sale revenues growth was 8% in 1Q26 and 20% for TTM 1Q26. Recent tax legislation provides additional tax deferrals We entered 2026 with $40 million of U.S. federal NOL and other tax credit carryforwards. Recent federal tax legislation provides additional tax deferrals on capital investments, further limiting expected cash tax burden in the next few years. Market outlook and commercial pipeline remains robust Commercial quoting volumes meaningfully higher year-over-year, with volume growth primarily focused on targeted growth territories and customers. Strong multi-year market outlook in utilities underpinned by planned investment in power transmission infrastructure. Full-year 2026 guidance adjusted on strong first quarter 2026 result Midpoint of 2026 financial guidance increased modestly to 15% expected growth in revenues and 28% expected growth in Adjusted EBITDA*, as compared to 2025. Estimated net capital expenditures for 2026 between $75 million and $90 million for the full year 2026, primarily reflecting $35-$45 million investments to expand rental fleet in response to sustained strength in rental demand outlook and $30-$35 million to expand manufacturing capacity by ~ 50%. Strong balance sheet provides optionality As of 1Q26, $4 million of net debt*, with $7 million of cash on-hand and $148 million of available liquidity under credit facility, which provides optionality to execute disciplined growth strategy, balancing organic investment in rental fleet expansion, the pursuit of strategically-aligned inorganic actions, and robust return of capital. * Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

CONFIDENTIAL 13 Performance Bridges 1Q25 vs. 1Q26 Adjusted EBITDA from Continuing Operations* $ in millions * Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. $20 $22

14 Strategic Focus: Fleet Optimization, Price Discipline & Cost Controls Year-Over-Year Performance Revenue $ in millions Adjusted EBITDA* $ in millions Adjusted EBITDA Margin* Adjusted EBITDA as % of total revenue* * Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. +23% +16% +26% +14% +70 bps -50 bps

15 Rental Growth Rate Accelerated in 2025 5 Year Performance Services Revenue $ in millions Product Sales Revenue $ in millions Rental revenue accelerated in 2025, driven primarily by utilities sector Strategic shift toward longer-term rental projects driving recent decline in service revenue mix Product sales fluctuate quarter-to-quarter, depending on customer capital spending activity Rental Revenue $ in millions Utilities sector contributed 60% of rental revenue TTM 1Q26 Services revenue generally has a lower margin than Rental Utility companies represented $80m+ of TTM 1Q26 product sales

For the Full Year 2026, NPK Currently Anticipates the Following: Financial Guidance Current as of April 30, 2026 Consolidated Revenues in a range of Consolidated Adjusted EBITDA in a range of Net Capital Expenditures* in a range of $310-$325 million $92-$102 million $75-$90 million 16 * Includes $35-$45 million investment into rental fleet expansion and $30-$35 million into manufacturing expansion project.

Value Creation Roadmap CONFIDENTIAL 17

Organic & Inorganic Growth

Commercial Growth Priorities

Our Organic Growth Priorities

Pursuing the highest-return, value-enhancing projects

- ✓ Geographic network expansion to service new growth territories
- ✓ Rental fleet growth to match growing customer demand
- ✓ Increasing revenue density and customer relevance in served markets

Our Acquisition Criteria

Complementary, accretive opportunities

- ✓ Expanding scale in site access at accretive economics
- ✓ Increased customer value and industry coverage through broader specialty rental asset offering or manufacturing
- ✓ Completed Grassform acquisition in November 2025, strengthening U.K. operations scale and capabilities npk

Net Debt (Cash)*



$36
$(10)
$12
$4
Dec 2023
Dec 2024
Dec 2025
Mar 2026

~ $155 million of cash and bank facility availability at March 2026 provides meaningful flexibility to support growth plans

Net Rental Fleet Capital Expenditures **



$22
$33
$37
$44
2023
2024
2025
TTM 1Q26

75%+ of capital expenditures in 2023-TTM 1Q26 directed to rental fleet expansion

* Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.

** Represents capital expenditures for rental fleet assets less proceeds from sales of rental fleet assets.

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Driving Asset & Cost Optimization

Operational Excellence Initiatives

Recent Operational Improvements

Building a leaner, more efficient industrial critical infrastructure platform

- ✓ Divestitures of under-performing business units began in 2022 and culminated with sale of remaining Fluids Systems segment in 3Q24
- ✓ Significant actions in 2023-2025 to streamline operational support, remove layers of management and simplify business support activities following Fluids Systems divestiture.

Ongoing Operational Improvements

Supports further margin expansion

- ✓ Continue investments to expand raw material sources, including post-industrial recycling
- ✓ Rental fleet and asset logistics optimization, improving asset utilization and reducing transportation costs
- ✓ Targeted SG&A reductions following Q1 2026 ERP system conversion, while expanding capabilities to drive growth

* Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.
** Maintenance capex, net represents investments made to maintain the Company's operations substantially at current levels, net of proceeds from sale of PP&E.

npk

Strong Cash Flow Conversion

~80% of 2025 Adjusted EBITDA* available to support organic growth investments and return of capital



Cash used to fund working capital and other operating activities
Cash used to fund maintenance capex, net **
Cash generation available to fund organic growth and return of capital

Reducing Fixed Overhead, Improving Efficiency

SG&A as % of total revenue

~700 bps of SG&A margin improvement since FY23; 2025 includes $2m of severance and acquisition-related expenses



24.6%
21.2%
19.5%
17.6%
2023
2024
2025
1Q26

19

20 ✓ Maintain modest leverage ✓ Organic investment to expand rental fleet, along with associated equipment ✓ Continually evaluate accretive inorganic growth opportunities to accelerate growth ✓ Return of capital via programmatic share repurchases; remaining authorization of $89 million at March 31, 2026 Capital Allocation Priorities Committed to return of capital under share repurchase authorization $ in Millions Balanced Capital Allocation TTM 1Q26 ($MM) Capital Expenditures, net * Acquisitions Share Repurchases $51 $42 $15 Re-engaged return of capital in 2025 following Fluids Systems sale Amounts above also include shares surrendered in lieu of taxes under vesting of restricted stock awards that are not acquired pursuant to our securities repurchase program. Leveraging Asset Base to Drive Solid Return on Net Assets ** * Capital expenditures, net includes $5m of finance purchases of vehicles and equipment ** Return on Net Assets represents Adjusted Income from Continuing Operations for divided by average quarterly total net assets, excluding cash and debt. Enhancing Return on Capital Employed Capital Allocation Priorities

21 Driving value creation through organic growth and margin expansion Delivered consistent growth in revenue and EBITDA from 2022-1Q26. Midpoint of forecasted FY2026 projection reflects 15% revenue and 28% Adjusted EBITDA* growth vs 2025. NPK’s long history provides identifiable competitive moats in composite matting With over 220,000 composite mats in rental fleet, we operate the largest fleet of composite mats, serving the U.S. and U.K. markets. Vertical integration and nearly 30 years experience manufacturing composite matting strengthens our market leadership position through R&D advancements and advantaged cost position. Disciplined capital allocation strategy We redeploy cash from operations toward a combination of organic investment and share repurchases, while exploring opportunistic investments in core worksite access assets. Minimal leverage position and highly cash generative business Ended 1Q26 with $4m of net debt and ~ $155m of available liquidity. In 2025, ~80% of our Adjusted EBITDA* was converted to cash, available to support our growth investments and return of capital program. * Represents a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation ** Source: Power Insights, July 2025 Investment Summary Why invest in NPKI? Serving large-scale and growing end-markets Matting demand within utility transmission forecasted to grow at ~15% CAGR** through 2030, addressing growing demand and aging infrastructure. Material conversion underpinned by superior unit economics Composite mats provide tangible economic, safety and environmental benefits vs alternative wood mat products. At ~25% market penetration, meaningful wood-to-composites adoption curve opportunity ahead.

Appendix CONFIDENTIAL 22

5/1/2026 23 Matthew joined NPK in April 2016 as President, Newpark Industrial Solutions, and was appointed as our Chief Executive Officer in March 2022. • From April 2014 to June 2015, Mr. Lanigan served as a Managing Director of Custom Fleet Services in Australia for GE Capital Corporation, a financial services unit of General Electric. • From September 2010 to March 2014, he served as Commercial Excellence Leader in Asia Pacific for GE Capital. • Previous to September 2010, Mr. Lanigan held various executive positions in marketing and sales for GE Capital Corporation and spent his early career with ExxonMobil as a Drilling & Completions Engineer and an Offshore Production Engineer and Marketer for Crude & LPG. • Mr. Lanigan received his Bachelor's degree in Chemical Engineering from Royal Melbourne Institute of Technology and his MBA from the Melbourne Business School at the University of Melbourne and is certified as a Six Sigma Master Black Belt. Gregg joined NPK in April 2007 as Vice President, Controller and Chief Accounting Officer and promoted to Chief Financial Officer in October 2011. • Prior to joining NPK, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC, where, as a member of the executive team, he directed all start-up and purchase accounting functions related to the purchase of assets from Stewart & Stevenson Services, Inc. and served as lead executive financial officer for their $150 million public debt offering. • Previously, from 2001 to 2006, he held the positions of Assistant Corporate Controller and Controller, Power Products Division at Stewart & Stevenson Services, Inc. • Prior to that, Mr. Piontek served in various financial roles at General Electric, CNH Global N.V. and Deloitte & Touche LLP. • Mr. Piontek received a Master of Business Administration from Marquette University and a Bachelor of Science degree in Accounting from Arizona State University. Lori joined NPK in October 2017 as Senior Director, Business Transformation & Integration, was promoted to the position of Vice President, Marketing for Newpark Industrial Solutions in January 2021, and has been responsible for business operations since September 2021. • Ms. Briggs has progressed her career by blending her expertise in marketing, business development, pricing, and finance to optimize team performance and drive profitability across multiple platforms. • Prior to joining NPK, she held leadership roles with progressing responsibility in various divisions of GE (including Oil & Gas, Capital, and Aviation) for over 25 years, most recently holding the position of Global Pricing Leader for GE Oil & Gas, an energy subsidiary. • Ms. Briggs received her Bachelor of Science degree in Finance and Statistics/ Mathematics from Miami University and her MBA from Washington University in St. Louis. Celeste joined NPK in April 2008 as Senior Corporate Counsel and was promoted to the position of Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary in May 2023. • Since joining NPK in 2008, Ms. Frugé has served in various legal roles of increasing responsibility, including the role of Associate General Counsel from January 2011 to February 2020 and as the Company's Deputy General Counsel and Assistant Corporate Secretary since February 2020. • In her capacity as Deputy General Counsel, she was responsible for managing and overseeing various global legal matters including complex commercial matters, acquisitions and divestitures, litigation and pre- litigation disputes, joint ventures and other legal issues including but not limited to data privacy, information governance, regulatory matters, and tax matters. • Prior to joining NPK, Ms. Frugé practiced law at Winstead, PC where she was a member of the Corporate, Securities/M&A practice group and at Stibbs & Burbach, PC in The Woodlands, Texas. • Ms. Frugé received her undergraduate degree from Loyola University and earned her J.D. from Loyola University New Orleans College of Law. Matthew S. Lanigan President & Chief Executive Officer Gregg S. Piontek Chief Financial Officer Lori Briggs Executive Vice President, Business Operations Celeste Frugé Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary Experienced Executive Leadership Team APPENDIX

Consolidated Statements of Operations (unaudited) APPENDIX CONFIDENTIAL 24

Consolidated Balance Sheets (unaudited) APPENDIX CONFIDENTIAL 25

Consolidated Statements of Cash Flows (unaudited) APPENDIX CONFIDENTIAL 26

Non-GAAP Financial Measures (unaudited) APPENDIX CONFIDENTIAL 27

Non-GAAP Financial Measures (unaudited) APPENDIX CONFIDENTIAL 28

Non-GAAP Financial Measures (unaudited) APPENDIX CONFIDENTIAL 29

Non-GAAP Financial Measures (unaudited) APPENDIX CONFIDENTIAL 30

Non-GAAP Financial Measures (unaudited) APPENDIX CONFIDENTIAL 31

Non-GAAP Financial Measures (unaudited) APPENDIX CONFIDENTIAL 32 Consolidated (In thousands) 2023 2024 2025 2026 Income from continuing operations (GAAP) 14,149$ 35,599$ 35,945$ 35,928$ Gain on insurance recovery - (67) - - Gain on legal settlement - (550) - - Acquisition-related transaction costs - - 1,088 1,120 Severance costs 1,487 1,337 1,218 1,191 Tax on adjustments (312) (151) (484) (485) Unusual tax items (1) - (15,897) (1,471) (1,471) Adjusted Income from Continuing Operations (non-GAAP) 15,324$ 20,271$ 36,296$ 36,283$ Adjusted Income from Continuing Operations (non-GAAP) 15,324$ 20,271$ 36,296$ 36,283$ Weighted average common shares outstanding - basic 86,401 85,819 84,820 84,415 Dilutive effect of stock options and restricted stock awards 1,914 1,576 899 1,021 Weighted average common shares outstanding - diluted 88,315 87,395 85,719 85,436 Adjusted Income from Continuing Operations Per Common Share - Diluted (non-GAAP) 0.17$ 0.23$ 0.42$ 0.42$ Adjusted Income from Continuing Operations and Adjusted Income from Continuing Operations Per Common Share (1) Unusual tax items primarily reflects the release of valuation allowances on U.S. net operating losses and other tax credit carryforwards that are expected to be realized following the sale of the Fluids Systems business. TTM March 31,

Non-GAAP Financial Measures (unaudited) APPENDIX CONFIDENTIAL 33 Consolidated (In thousands) 2023 2024 2025 2026 Revenues 207,648$ 217,489$ 277,043$ 287,336$ Operating income from continuing operations (GAAP) 22,940$ 32,351$ 46,779$ 47,674$ Income from continuing operations (GAAP) 14,149$ 35,599$ 35,945$ 35,928$ Interest (income) expense, net 4,107 2,621 13 384 Provision (benefit) for income taxes 5,573 (6,738) 11,705 11,787 Depreciation and amortization 23,596 22,656 25,537 27,902 EBITDA from Continuing Operations (non-GAAP) 47,425 54,138 73,200 76,001 Gain on insurance recovery - (67) - - Gain on legal settlement - (550) - - Acquisition-related transaction costs - - 1,088 1,120 Severance costs 1,487 1,337 1,218 1,191 Adjusted EBITDA from Continuing Operations (non-GAAP) 48,912$ 54,858$ 75,506$ 78,312$ Operating Margin from Continuing Operations (GAAP) 11.0% 14.9% 16.9% 16.6% Adjusted EBITDA Margin from Continuing Operations (non-GAAP) 23.6% 25.2% 27.3% 27.3% EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations TTM March 31,

Non-GAAP Financial Measures (unaudited) APPENDIX CONFIDENTIAL 34 Consolidated (In thousands) 2023 2024 2025 2026 Net cash provided by (used in) operating activities (GAAP) 100,001$ 38,169$ 72,988$ 85,271$ Capital expenditures (29,232) (43,531) (46,671) (53,344) Proceeds from sale of property, plant and equipment 3,709 4,997 4,014 2,679 Free Cash Flow (non-GAAP) 74,478$ (365)$ 30,331$ 34,606$ TTM March 31, The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of Free Cash Flow: Consolidated (In thousands) 2023 2024 2025 2026 Current debt 16,916$ 2,900$ 5,170$ 4,833$ Long-term debt, less current portion 58,117 4,827 11,692 5,721 Total Debt 75,033 7,727 16,862 10,554 Less: cash and cash equivalents (38,594) (17,756) (5,140) (6,537) Net Debt (Cash) 36,439$ (10,029)$ 11,722$ 4,017$ March 31, The following table reconciles the Company’s total debt calculated in accordance with GAAP to the non-GAAP financial measure of Net Debt (Cash):